[JARDEN CORPORATION LOGO]
                                      FOR:   Jarden Corporation

                                  CONTACT:   Martin E. Franklin
                                             Chairman and
                                             Chief Executive Officer
                                             914-967-9400

                                             Investor Relations:
                                             Cara O'Brien/Melissa Myron
                                             Press: Evan Goetz/Jennifer McCullam
                                             Financial Dynamics
FOR IMMEDIATE RELEASE                        212-850-5600
---------------------


                JARDEN CORPORATION REPORTS FIRST QUARTER RESULTS
                     ~ DILUTED EARNINGS PER SHARE OF $0.27 ~


         RYE, NY - APRIL 29, 2004 - JARDEN CORPORATION (NYSE:JAH) today reported its financial results for the three months ended March 31, 2004.

         Net sales increased 62.5% to $158.3 million compared to $97.4 million for the same quarter last year. First quarter net income increased 77.5% to $7.5 million, or $0.27 per diluted share, compared to net income of $4.2 million or $0.19 per diluted share for the same quarter last year. Current year amounts include a full quarter's results from the Lehigh and Diamond Brands businesses, which were acquired in September 2003 and February 2003, respectively.

         Martin E. Franklin, Chairman and Chief Executive Officer, commented, "During the first quarter of 2004, we continued the strong operating performance achieved by each of our business units in 2003. This strength was across the board in what is historically the Company's slowest quarter. We continue to develop and leverage cross selling and channel expansion opportunities, as well as implement synergistic cost savings initiatives amongst our businesses. We are looking forward to introducing a record number of new consumer products during the remainder of this year, helping us build a strong basis for future organic growth. On the acquisition front, we are pleased to report that the US Playing Card acquisition is currently expected to close at the beginning of the third quarter and that we completed the "tuck-in" acquisition of arts and crafts paint brush distributor, Loew-Cornell, Inc., during the first quarter."


                                   -- more --

         The Company will be holding a conference call at 11:00 AM (EDT) today, April 29, 2004, to further discuss its results and respond to questions. The call will be accessible via a webcast through the Company's website at www.jarden.com.

         Jarden Corporation is a leading provider of niche consumer products used in and around the home, under well-known brand names including Ball(R), Bernardin(R), Crawford(R), Diamond(R), FoodSaver(R), Forster(R), Kerr(R), Lehigh(R), Leslie-Locke(R), Loew-Cornell(R) and VillaWare(R). In North America, Jarden is the market leader in several targeted consumer categories, including home canning, home vacuum packaging, kitchen matches, plastic cutlery, rope, cord and twine and toothpicks. Jarden also manufactures zinc strip and a wide array of plastic products for third party consumer product and medical companies, as well as its own businesses.

Note: This news release contains "forward-looking statements" within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding the outlook for Jarden's markets and the demand for its products. These projections and statements are based on management's estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company's periodic and other reports filed with the Securities and Exchange Commission.






















                                   -- more --

JARDEN CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

                                                                                    UNAUDITED
                                                                                THREE MONTHS ENDED
                                                                          --------------------------------
                                                                           MARCH 31,          MARCH 31,
                                                                             2004               2003
                                                                          -------------     --------------
Net sales                                                                   $ 158,260           $ 97,396
Costs and expenses:
  Cost of sales                                                               107,019             59,026
  Selling, general and administrative expenses                                 33,466             27,459
                                                                          -------------     --------------
Operating earnings                                                             17,775             10,911
Interest expense, net                                                           5,620              3,952
                                                                          -------------     --------------
Income before taxes                                                            12,155              6,959
Income tax provision                                                            4,643              2,728
                                                                          -------------     --------------
Net income                                                                    $ 7,512            $ 4,231
                                                                          =============     ==============

Basic earnings per share                                                      $  0.28            $  0.20
Diluted earnings per share                                                    $  0.27            $  0.19
Weighted average shares outstanding:
  Basic                                                                        27,045             21,388
  Diluted                                                                      28,192             22,216

Reconciliation of Non-GAAP measurement:
Net income                                                                    $ 7,512            $ 4,231
Income tax provision                                                            4,643              2,728
Interest expense, net                                                           5,620              3,952
Depreciation and amortization                                                   4,513              3,385
                                                                          -------------     --------------
Earnings before interest, taxes, depreciation and amortization
(EBITDA) (Note 1)                                                             $22,288           $ 14,296
                                                                          =============     ==============



See Notes to Earnings Release attached.
















                                   -- more --

JARDEN CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

                                                                 UNAUDITED
                                                              -----------------    -----------------
                                                                 MARCH 31,          DECEMBER 31,
                                                                   2004                 2003
                                                              -----------------    -----------------
ASSETS
Current assets
  Cash and cash equivalents                                        $   82,351           $  125,400
  Accounts receivable, net                                             88,579               93,690
  Inventories, net                                                    133,189              105,573
  Other current assets                                                 24,219               22,456
                                                              -----------------    -----------------
    Total current assets                                              328,338              347,119
                                                              -----------------    -----------------
Non-current assets
  Property, plant and equipment, net                                   72,769               79,119
  Intangibles, net                                                    356,592              315,826
  Other assets                                                         18,429               17,610
                                                              -----------------    -----------------
    Total assets                                                   $  776,128           $  759,674
                                                              =================    =================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term debt and current portion of long-term debt            $   18,249           $   17,512
  Accounts payable                                                     43,867               34,211
  Other current liabilities                                            51,145               53,357
                                                              -----------------    -----------------
    Total current liabilities                                         113,261              105,080
                                                              -----------------    -----------------
Non-current liabilities
  Long-term debt                                                      370,615              369,870
  Other non-current liabilities                                        32,888               34,819
                                                              -----------------    -----------------
    Total non-current liabilities                                     403,503              404,689
                                                              -----------------    -----------------
Stockholders' equity                                                  259,364              249,905
                                                              -----------------    -----------------
Total liabilities and stockholders' equity                         $  776,128           $  759,674
                                                              =================    =================












                                   -- more --

JARDEN CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

                                                                                  UNAUDITED
                                                                             THREE MONTHS ENDED
                                                                       --------------------------------
                                                                         MARCH 31,        MARCH 31,
                                                                            2004             2003
                                                                       ---------------  ---------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                              $  7,512         $  4,231
    Reconciliation of net income to net cash (used in) provided by operating activities:
        Depreciation and amortization                                          4,513            3,385
        Other non-cash items                                                    (513)           1,311
    Changes in working capital components                                    (12,107)          (2,492)
                                                                       ---------------  ---------------
        Net cash (used in) provided by operating activities                     (595)           6,435
                                                                       ---------------  ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from revolving credit borrowings                                     -           48,000
     Payments on revolving credit borrowings                                       -          (19,500)
     Proceeds from issuance of long-term debt                                      -           10,000
     Payments on seller notes                                                      -          (10,000)
     Payments on long-term debt                                               (2,645)          (1,514)
     Other                                                                     1,261            2,858
                                                                       ---------------  ---------------
        Net cash (used in) provided by financing activities                   (1,384)          29,844
                                                                       ---------------  ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Additions to property, plant and equipment                                (1,288)          (1,828)
    Acquisition of businesses, net of cash acquired                          (39,315)         (85,257)
    Other, net                                                                  (467)               4
                                                                       ---------------  ---------------
       Net cash (used in) investing activities                               (41,070)         (87,081)
                                                                       ---------------  ---------------
NET DECREASE IN CASH                                                         (43,049)         (50,802)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                               125,400           56,779
                                                                       ---------------  ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   $  82,351         $  5,977
                                                                       ===============  ===============












                                   -- more --

JARDEN CORPORATION
NET SALES AND OPERATING EARNINGS BY SEGMENT
(in thousands)

                                                             UNAUDITED
                                                        THREE MONTHS ENDED
                                                  ---------------------------------
                                                   MARCH 31,          MARCH 31,
                                                      2004               2003
                                                  --------------     --------------
Net sales:
   Branded consumables                               $  74,898          $  30,169
   Consumer solutions                                   45,110             40,876
   Plastic consumables                                  33,650             23,496
   Other                                                18,805              8,618
   Intercompany elimination                            (14,203)            (5,763)
                                                  --------------     --------------
           Total net sales                           $ 158,260          $  97,396
                                                  ==============     ==============

Operating earnings:
   Branded consumables                                $  6,293           $  1,259
   Consumer solutions                                    6,397              6,944
   Plastic consumables                                   2,806              2,438
   Other                                                 2,864                964
   Intercompany elimination                               (584)              (694)
                                                  --------------     --------------
           Total operating earnings                  $  17,775          $  10,911
                                                  ==============     ==============


NOTES TO EARNINGS RELEASE

Note 1: This earnings release contains a non-GAAP financial measure. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a Company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets, or statement of cash flows of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

EBITDA, a non-GAAP financial measure, is presented in this press release because the Company's credit facility and senior subordinated notes contain financial and other covenants which are based on or refer to the Company's EBITDA. Additionally, EBITDA is a basis upon which our management assesses financial performance and we believe it is frequently used by securities analysts, investors and other interested parties in measuring the operating performance and creditworthiness of companies with comparable market capitalization to the Company, many of which present EBITDA when reporting their results. Furthermore, EBITDA is one of the factors used to determine the total amount of bonuses available to be awarded to executive officers and other employees. EBITDA is widely used by the Company to evaluate potential acquisition candidates. While EBITDA is frequently used as a measure of operations and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. Because of these limitations, EBITDA should not be considered a primary measure of the Company's performance and should be reviewed in conjunction with, and not as a substitute for, financial measurements prepared in accordance with GAAP that are presented in this earnings release.





                                      ###